                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 15, 1998



                            ST. PAUL BANCORP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                    01-15580                       36-3504665
--------------------------------------------------------------------------------
  (State or other         (Commission File Number)              (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)


6700 West North Avenue, Chicago, Illinois                           60707
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (773) 622-5000
                                                    --------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

     On June 15, 1998, St. Paul Federal Bank For Savings, the wholly owned subsidiary of St. Paul Bancorp, Inc. ("St. Paul"), received Office of Thrift Supervision approval of the merger of Beverly National Bank into St. Paul Federal Bank For Savings. As a result, all federal and state regulatory approvals necessary to consummate St. Paul's previously announced acquisition of Beverly Bancorporation, Inc. have been received. The transaction remains subject to required shareholder approvals, and certain other customary conditions.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ST. PAUL BANCORP, INC.


Date: June 19, 1998                   By: /s/
                                          ------------------------------
                                          Patrick J. Agnew
                                          President